j2 Global Reports Third Quarter 2010 Results

Adds over 76,000 Net Paid Telephone Numbers During the Quarter
Achieves Record $87.3M Nine Month Free Cash Flow

LOS ANGELES—November 3, 2010—j2 Global Communications, Inc. [NASDAQGS:JCOM] today reported financial results for the third quarter ended September 30, 2010.

THIRD QUARTER 2010 RESULTS

Total revenues for Q3 2010 were $62.8 million, which represents a growth of $1.0 million from $61.8 million in Q3 2009. The increase was primarily due to an increase in the Company’s subscriber base.

Subscriber revenues for Q3 2010 grew by $1.1 million to $62.1 million, compared to $61.0 million for Q3 2009.

For Q3 2010, the Company improved its gross margin to 82.9% versus 81.8% in Q3 2009 and its operating margin to 43.4% versus 43.1% in Q3 2009. Operating margin improvement was due primarily to increased revenues and reduced bad debt partially offset by planned increases in sales and marketing initiatives in the current period.

Net earnings per diluted share on a Non-GAAP basis, which excludes share-based compensation and related payroll taxes, was $0.47 for both Q3 2010 and Q3 2009. GAAP net earnings per diluted share was $0.43 for both Q3 2010 and Q3 2009.

The Company generated $26.7 million of free cash flow during the quarter and ended the quarter with $272.3 million in cash and investments, an increase of $7.4 million versus June 30, 2010 despite deploying approximately $19.8 million to purchase Venali, Inc. and Alban Telecom Ltd. during Q3 2010.

Key financial results for third quarter 2010 versus third quarter 2009 are as follows:

	Q3 2010	Q3 2009	% Change
Subscriber Revenues	$62.1 million	$61.0 million	1.8%
Total Revenues	$62.8 million	$61.8 million	1.6%
Non-GAAP Net Earnings per Diluted Share(1) (3)	$0.47	$0.47	0%
GAAP Net Earnings per Diluted Share (2)	$0.43	$0.43	0%
Free Cash Flow (4)	$26.7 million	$26.1 million	2.3%

(1)	The estimated non-GAAP effective tax rate was approximately 29% and 28% for Q3 2010 and Q3 2009, respectively.

(2)	The estimated effective tax rate was approximately 28% for both Q3 2010 and Q3 2009.

(3)	Share-based compensation and related payroll taxes impacted both Q3 2010 and Q3 2009 net earnings per diluted share by approximately $0.04, net of tax.

(4)
Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share-based compensation. Excluding the impact of a $14.2 million payment in Q2 2010 to the IRS in settlement of an audit for transfer pricing covering tax years 2004 through 2008, which was fully accrued for in prior periods, for the nine month period ending September 30, 2010, the Company achieved the highest free cash flows for any nine month period in its existence.

"I am very pleased with our operational and financial performance this quarter,” said Hemi Zucker, j2 Global's chief executive officer. “We added over 76,000 net paying telephone numbers, of which approximately 50,000 came through acquisitions completed during the quarter. This is our largest quarterly growth since Q4 2000. We maintained our near record low cancel rate at 2.6%. In addition, we improved our year-over-year gross and operating margins and free cash flow, all while executing our acquisition strategy and adding new services and features to our existing product offerings.”

BUSINESS OUTLOOK

For fiscal 2010, j2 Global reaffirms it targeted revenue growth of 5% with a range of 3% to 7% compared to fiscal year 2009 revenues. Net earnings, excluding 123R non-cash compensation expense, are expected to approximate non-GAAP earnings in 2009 as the Company intends to reinvest its incremental operating income in initiatives designed to accelerate growth in 2011 and beyond.

The range of anticipated revenues takes into account both organic growth and acquisition related growth within the context of current economic conditions.

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. provides outsourced, value-added messaging and communications services to individuals and businesses around the world. With offices in eight cities worldwide, j2 Global's network spans more than 4,200 cities in 49 countries on six continents. The Company's websites appear in numerous languages, including Dutch, French, German, Spanish, English and more. Payments are accepted in currencies that include the U.S. Dollar, British Pound, Canadian Dollar, Japanese Yen, Euro, Hong Kong Dollar and more. j2 Global provides live sales and customer service support in multiple languages, including English, Spanish, Dutch, German, French, Cantonese and more. j2 Global markets its services principally under the brands eFax®, eFax Corporate®, Onebox®, eVoice® and Electric Mail®. As of December 31, 2009, j2 Global had achieved 14 consecutive fiscal years of revenue growth and eight consecutive fiscal years of positive and growing operating earnings. For more information about j2 Global, please visit www.j2global.com.

Contact:

                            Jeff Adelman
                            j2 Global Communications, Inc.
                            323-372-3617
                            press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Act of 1995, particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2010 financial performance). These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding messaging and communications, including but not limited to the imposition or increase of taxes or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2009 Annual Report on Form 10-K filed by j2 Global on February 23, 2010, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this press release and particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2010 financial performance are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these statements.

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	SEPTEMBER 30,	DECEMBER 31,
	2010	2009
ASSETS
Cash and cash equivalents	$212,700	$197,411
Short-term investments	16,198	31,381
Accounts receivable,
net of allowances of $2,593 and $3,077, respectively	13,170	11,928
Prepaid expenses and other current assets	6,433	13,076
Deferred income taxes	2,657	2,657

Total current assets	251,158	256,453

Long-term investments	43,406	14,887
Property and equipment, net	11,413	13,366
Goodwill	113,130	81,258
Other purchased intangibles, net	44,848	39,091
Deferred income taxes	9,532	8,717
Other assets	517	229

TOTAL ASSETS	$474,004	$414,001

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$19,837	$15,941
Income taxes payable	1,702	1,563
Deferred revenue	12,349	11,411

Total current liabilities	33,888	28,915

Liability for uncertain tax positions	36,088	46,820
Deferred income taxes	359	—
Other long-term liabilities	2,990	2,094

Total liabilities	73,325	77,829

Commitments and contingencies	—	—

Stockholders' Equity:
Preferred stock	—	—
Common stock	534	529
Additional paid-in capital	158,345	147,619
Treasury stock	(112,671)	(112,671)
Retained earnings	354,286	301,670
Accumulated other comprehensive income (loss)	185	(975)

Total stockholders' equity	400,679	336,172

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$474,004	$414,001

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2010	2009	2010	2009
Revenues
Subscriber	$62,066	$61,045	$182,173	$181,734
Other	712	756	2,196	2,922

Total revenue	62,778	61,801	184,369	184,656

Cost of revenues (including share-based compensation of
$304 and $963 for the three and nine months of 2010,
respectively, and $323 and $935 for the three and nine
months of 2009, respectively)	10,732	11,258	31,378	34,250

Gross profit	52,046	50,543	152,991	150,406

Operating expenses:
Sales and marketing (including share-based compensation
of $464 and $1,460 for the three and nine months of 2010,
respectively, and $477 and $1,338 for the three and nine
months of 2009, respectively)	10,878	9,347	32,327	27,443
Research, development and engineering (including share-based compensation of $204 and $645 for the three and nine months
of 2010, respectively, and $217 and $634 for the three and nine
months of 2009, respectively)	3,008	2,862	8,810	8,685
General and administrative (including share-based compensation of $1,805 and $5,699 for the three and nine months of 2010,
respectively, and $1,877 and $5,188 for the three and nine
months of 2009, respectively)	10,921	11,667	34,263	33,582

Total operating expenses	24,807	23,876	75,400	69,710

Operating earnings	27,239	26,667	77,591	80,696

Other-than-temporary impairment losses	—	—	—	(9,193)

Interest and other income, net	491	20	1,750	477

Earnings before income taxes	27,730	26,687	79,341	71,980

Income tax expense	7,896	7,353	23,161	22,857

Net earnings	$19,834	$19,334	$56,180	$49,123

Basic net earnings per common share	$0.44	$0.44	$1.26	$1.12

Diluted net earnings per common share	$0.43	$0.43	$1.23	$1.09

Basic weighted average shares outstanding	44,716,366	44,126,038	44,488,561	43,840,308

Diluted weighted average shares outstanding	45,939,172	45,296,147	45,738,389	44,985,160

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	NINE MONTHS ENDED SEPTEMBER 30,
	2010	2009
Cash flows from operating activities:
Net earnings	$56,180	$49,123
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	10,973	10,990
Amortization of discount or premium of investments	670	0
Share-based compensation	8,767	8,095
Excess tax benefits from share-based compensation	(164)	(3,126)
Provision for doubtful accounts	1,542	1,710
Deferred income taxes	(815)	(924)
Other-than-temporary impairment losses	—	9,193
Decrease (increase) in:
Accounts receivable	(1,354)	(803)
Prepaid expenses and other current assets	1,097	(737)
Other assets	(262)	(108)
(Decrease) increase in:
Accounts payable and accrued expenses	2,350	(723)
Income taxes payable	(11,426)	(724)
Deferred revenue	(422)	219
Liability for uncertain tax positions	6,339	5,776
Other	677	22
Net cash provided by operating activities	74,152	77,983

Cash flows from investing activities:
Maturity of certificates of deposit	31,653	—
Redemptions/sales of available-for-sale investments	9,019	—
Purchases of available-for-sale investments	(52,921)	—
Purchases of certificates of deposit	—	(31,150)
Purchases of property and equipment	(1,273)	(1,704)
Proceeds from sale of assets	—	1,340
Acquisition of businesses, net of cash received	(36,546)	(11,915)
Purchases of intangible assets	(6,953)	(3,146)
Net cash used in investing activities	(57,021)	(46,575)

Cash flows from financing activities:
Repurchases of common stock and restricted stock	(4,175)	(441)
Issuance of common stock under employee stock purchase plan	85	89
Exercise of stock options	2,349	2,638
Excess tax benefits from share-based compensation	164	3,126
Net cash (used in) provided by financing activities	(1,577)	5,412

Effect of exchange rate changes on cash and cash equivalents	(265)	750

Net increase in cash and cash equivalents	15,289	37,570
Cash and cash equivalents at beginning of period	197,411	150,780
Cash and cash equivalents at end of period	$212,700	$188,350

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications (1) elimination of share-based compensation expense for 2010 and 2009; (2) elimination of payroll taxes associated with share-based compensation and (3) elimination of income tax expense associated with share-based compensation and associated payroll taxes Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain transactions outside the ordinary course of the Company's business.

	THREE MONTHS ENDED SEPTEMBER 30, 2010				THREE MONTHS ENDED SEPTEMBER 30, 2009
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$62,066	$-		$62,066	$61,045	$-		$61,045
Other	712	-		712	756	-		756

Total revenue	62,778	-		62,778	61,801	-		61,801

Cost of revenues (1)	10,732	(304)	(1)	10,428	11,258	(323)	(1)	10,935

Gross profit	52,046	304		52,350	50,543	323		50,866

Operating expenses:
Sales and marketing (1)	10,878	(464)	(1)	10,414	9,347	(477)	(1)	8,870
Research, development and engineering(1)	3,008	(204)	(1)	2,804	2,862	(217)	(1)	2,645
General and administrative (1) (2)	10,921	(1,826)	(1) (2)	9,095	11,667	(1,909)	(1) (2)	9,758

Total operating expenses	24,807	(2,494)		22,313	23,876	(2,603)		21,273

Operating earnings	27,239	2,798		30,037	26,667	2,926		29,593

Interest and other income, net	491	-		491	20	-		20

Earnings before income taxes	27,730	2,798		30,528	26,687	2,926		29,613

Income tax expense (3)	7,896	883	(3)	8,779	7,353	902	(3)	8,255

Net earnings	$19,834	$1,915		$21,749	$19,334	$2,024		$21,358

Diluted net earnings per share	$0.43			$0.47	$0.43			$0.47

Diluted weighted average shares outstanding	45,939,172			45,939,172	45,296,147			45,296,147

(1) Share-based compensation expense:
Cost of revenues		$(304)				$(323)
Sales and marketing		$(464)				$(477)
Research, development and engineering		$(204)				$(217)
General and administrative		$(1,805)				$(1,877)
		$(2,777)				$(2,894)

(2) Payroll taxes associated with share-based compensation		$(21)				$(32)

(3) Income tax adjustment, net impact of the items above
Share-based compensation expense		$877				$893
Payroll taxes associated with share-based compensation		6				9
		$883				$902

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications (1) elimination of share-based compensation expense for 2010 and 2009; (2) elimination of payroll taxes associated with share-based compensation; (3) elimination of certain acquisition costs; (4) elimination of other-than-temporary impairment losses and (5) elimination of income tax expense associated with share-based compensation and associated payroll taxes, certain acquisition costs and other-than-temporary impairment losses. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain transactions outside the ordinary course of the Company's business.

	NINE MONTHS ENDED SEPTEMBER 30, 2010				NINE MONTHS ENDED SEPTEMBER 30, 2009
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$182,173	$-		$182,173	$181,734	$-		$181,734
Other	2,196	-		2,196	2,922	-		2,922
Total revenue	184,369	-		184,369	184,656	-		184,656
Cost of revenues (1)	31,378	(963)	(1)	30,415	34,250	(935)	(1)	33,315
Gross profit	152,991	963		153,954	150,406	935		151,341
Operating expenses:
Sales and marketing (1)	32,327	(1,460)	(1)	30,867	27,443	(1,338)	(1)	26,105
Research, development and engineering (1)	8,810	(645)	(1)	8,165	8,685	(634)	(1)	8,051
General and administrative (1) (2) (3)	34,263	(6,073)	(1) (2) (3)	28,190	33,582	(5,237)	(1) (2)	28,345
Total operating expenses	75,400	(8,178)		67,222	69,710	(7,209)		62,501
Operating earnings	77,591	9,141		86,732	80,696	8,144		88,840
Other-than-temporary impairment losses (4)	-	-		-	(9,193)	9,193	(4)	-
Interest and other income, net	1,750	-		1,750	477	-		477
Earnings before income taxes	79,341	9,141		88,482	71,980	17,337		89,317
Income tax expense (5)	23,161	2,849	(5)	26,010	22,857	3,255	(5)	26,112
Net earnings	$56,180	$6,292		$62,472	$49,123	$14,082		$63,205

Diluted net earnings per share	$1.23			$1.37	$1.09			$1.41

Diluted weighted average shares outstanding	45,738,389			45,738,389	44,985,160			44,985,160

(1) Share-based compensation expense:
Cost of revenues		$(963)				$(935)
Sales and marketing		$(1,460)				$(1,338)
Research, development and engineering		$(645)				$(634)
General and administrative		$(5,699)				$(5,188)
		$(8,767)				$(8,095)
(2) Payroll taxes associated with share-based compensation		$(169)				$(49)
(3) Acquisition costs		$(205)				$-
(4) Other-than-temporary impairment losses		$-				$9,193
(5) Income tax adjustment, net impact of the items above
Share-based compensation expense		$2,738				$2,463
Payroll taxes associated with share-based compensation		51				16
Acquisition costs		60				-
Other-than-temporary impairment losses		-				776
		$2,849				$3,255

j2 Global Communications, Inc.
Free Cash Flows

	Q1	Q2	Q3	Q4	YTD
2010
Net cash provided by operating activities	34,688	12,317	27,147		74,152
Less: Purchases of property and equipment	(86)	(495)	(692)		(1,273)
Add: Excess tax (deficiency) benefit from share-based compensation	(406)	374	196		164
Add: IRS settlement*	-	14,223	-		14,223
	34,196	26,419	26,651	-	87,266

* Free cash flow of $26.4 million is before the effects of our IRS settlement. In the second quarter, we successfully settled our audit for transfer pricing for the years of 2004 to 2008 for $14.2 million, which was fully accrued for in prior periods. Taking this settlement into consideration, our free cash flow for the quarter was $12.2 million.

2009
Net cash provided by operating activities	31,152	20,362	26,469	23,850	101,833
Less: Purchases of property and equipment	(721)	(217)	(767)	(1,546)	(3,251)
Add: Excess tax benefit (deficiency) from share-based compensation	5	2,718	403	(63)	3,063
	30,436	22,863	26,105	22,241	101,645

2008
Net cash provided by operating activities	27,411	23,840	15,676	23,789	90,716
Less: Purchases of property and equipment	(469)	(796)	(937)	(305)	(2,507)
Add: Excess tax benefit from share-based compensation	239	204	212	910	1,565
	27,181	23,248	14,951	24,394	89,774